                       SETTLEMENTS & CLEARING BACKGROUND


The California Public Utility Commission, in its Decision 97-12-090, dated December 16th, 1997, recognizes the need for creation of services and processes to improve the quality and integrity of retail data needed for a restructured electric marketplace to function.

This Decision RECOGNIZES THE NEED FOR:

o Full and enhanced access and information exchange of customer information between market participants

o THE ABILITY TO TRACK VARIOUS ELECTRICITY SERVICE TRANSACTIONS (PHYSICAL AND FINANCIAL) COVERING THE ISO CONTROLLED GRID.

o Standards to identify each meter instrument and all associated characteristics plus events related to that meter, plus ensuring the retention and survivability of metering information.

This Decision CALLS FOR:

o The adoption and implementation of a common customer data identifier seen as a "Universal Node Identifier System" (UNI) unique to every node or service delivery point (SDP) on the distribution wires systems of the Utility Distribution Companies (UDC's) thereby creating a unique number to each billable energy path (associating

o The adoption and implementation of a Universal Identifiers Supplement for unique identification of each meter

o THE POSSIBILITY OF CREATING A CENTRAL REPOSITORY FOR THE MANAGEMENT OF INFORMATION PERTAINING TO METER IDENTIFICATION, ACCURACY TESTING, MAINTENANCE, AND METER DATA USAGE.

And, the Decision SUGGESTS that the market may be best served if:

o AN INDEPENDENT THIRD PARTY DEVELOPS THE UNI SYSTEM AND OPERATES THIS SERVICE ON AN OUT-SOURCE BASIS TO THE MARKET

o AN INDEPENDENT THIRD PARTY COULD COMPARE ALL SCHEDULED TRANSACTIONS AT EACH SDP TO ENSURE TRANSACTIONS ARE ATTRIBUTED TO THE CORRECT SC, ESP AND UDC.

o AN INDEPENDENT THIRD PARTY SERVE AS THE CLEARINGHOUSE OF METERING DATA AND USAGE INFORMATION FOR THE MARKET

                                                                PEROTSYSTEMS(TM)

                         SETTLEMENTS & CLEARING AGENCY
                              (UNDER DEVELOPMENT)


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                                                                PEROTSYSTEMS(TM)

                    Overview of Market Process Relationships
                         & Scheduling Information Flows
                      (Figure 1 Hierarchy Market Entities)




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                                                                PEROTSYSTEMS(TM)

                           MARKET & SERVICE OVERVIEW

                          CALIFORNIA BUSINESS TIMELINE
                          "ISO SETTLEMENTS & CLEARING"


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                                                                PEROTSYSTEMS(TM)

                                    EU CHAIN

                               [GRAPHIC OMITTED]

                             SETTLEMENTS & CLEARING
                                    CONCEPT


                                    APRIL 98
                                    OVERVIEW



                                                                PEROTSYSTEMS(TM)

                       SETTLEMENTS & CLEARING BACKGROUND


The California Public Utility Commission, in its Decision 97-12-090, dated December 16th, 1997, recognizes the need for creation of services and processes to improve the quality and integrity of retail data needed for a restructured electric marketplace to function.

This Decision RECOGNIZES THE NEED FOR:

o Full and enhanced access and information exchange of customer information between market participants

o THE ABILITY TO TRACK VARIOUS ELECTRICITY SERVICE TRANSACTIONS (PHYSICAL AND FINANCIAL) COVERING THE ISO CONTROLLED GRID.

o Standards to identify each meter instrument and all associated characteristics plus events related to that meter, plus ensuring the retention and survivability of metering information

This Decision CALLS FOR:

o The adoption and implementation of a common customer data identifier seen as a "Universal Node Identifier System" (UNI) unique to every node or service delivery point (SDP) on the distribution wires systems of the Utility Distribution Companies (UDC's) thereby creating a unique number to each billable energy path (associating

o The adoption and implementation of a Universal Identifiers Supplement for unique identification of each meter

o THE POSSIBILITY OF CREATING A CENTRAL RESPOSITORY FOR THE MANAGEMENT OF INFORMATION PERTAINING TO METER IDENTIFICATION, ACCURACY TESTING, MAINTENANCE, AND METER DATA USAGE.

And, the Decision SUGGESTS that the market may be best served if:

o AN INDEPENDENT THIRD PARTY DEVELOPS THE UNI SYSTEM AND OPERATES THIS SERVICE ON AN OUT-SOURCE BASIS TO THE MARKET

o AN INDEPENDENT THIRD PARTY COULD COMPARE ALL SCHEDULED TRANSACTIONS AT EACH SDP TO ENSURE TRANSACTIONS ARE ATTRIBUTED TO THE CORRECT SC, ESP AND UDC.

o AN INDEPENDENT THIRD PARTY SERVE AS THE CLEARINGHOUSE OF METERING DATA AND USAGE INFORMATION FOR THE MARKET

                                                                PEROTSYSTEMS(TM)

                 MARKET AND SERVICE OVERVIEW - Market Structure

           Manufacture Product - Manage Purchase & Sale of Product -
                           Manage Grid Ops & Delivery

            Manage Distribution Ops & Delivery - Admin & Management




                               [GRAPHIC OMITTED]


                                                                PEROTSYSTEMS(TM)

                    Overview of Market Process Relationships
                         & Scheduling Information Flows
                      (Figure 1 Hierarchy Market Entities)




                               [GRAPHIC OMITTED]





                                                                PEROTSYSTEMS(TM)

                    Overview of Market Process Relationships
                         & Scheduling Information Flows
                (Figure 2 Scheduling Information Flows Overview)




                               [GRAPHIC OMITTED]





                                                                PEROTSYSTEMS(TM)

                           MARKET & SERVICE OVERVIEW

                          CALIFORNIA BUSINESS TIMELINE
                          "ISO SETTLEMENTS & CLEARING"


                               [GRAPHIC OMITTED]





                                                                PEROTSYSTEMS(TM)

                       CALIF ELECTRICITY MARKET OVERVIEW

                             CURRENT PROCESS & GAPS
                               (WORK-IN-PROGRESS)

                                  FIGURE NO 1




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                                                                PEROTSYSTEMS(TM)

                       CALIF ELECTRICITY MARKET OVERVIEW

                             CURRENT PROCESS & GAPS
                               (WORK-IN-PROGRESS)

                                  FIGURE NO 2




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                                                                PEROTSYSTEMS(TM)

                       CALIF ELECTRICITY MARKET OVERVIEW

                             CURRENT PROCESS & GAPS
                               (WORK-IN-PROGRESS)

                                  FIGURE NO 3




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                                                                PEROTSYSTEMS(TM)

--------------------------------------------------------------------------------
                       CALIF ELECTRICITY MARKET OVERVIEW
--------------------------------------------------------------------------------
                             CURRENT PROCESS & GAPS
                               (WORK-IN-PROGRESS)
                                   FIGURE NO3

There are multiple physical and financial layers of settlements & reconciliation

ISO begins initial settlements with posting of actuals to the PX, the SC's
&GenCos

     energy used
     transmission costs
     imbalances created and costs
     ancillary costs
     congestion costs

PX and SC's begin initial settlements with decomposing and announcing allocations to their customers- e.g. UDC's and ESP's respectively on basis on aggregate scheds

ESP's must decompose charges received to their respective customer schedules & then must review these charges against any bilateral agreements, and/or customer contracts

UDC's must compare to expected forecasts

ESP's and UDC's must settle on exchange of distribution, metering and billing charges

A similar process of settlements & reconciliation occurs thruout to address payments


Settlements must exist between parties to balance the actual or adjusted energy usage of an individual customer to the scheduled and non-scheduled usage of this customer over the same period of time

Settlements must also exist to balance the exchange of payments for energy and services for an individual customer between the parties to include MSP's; MDMA's, and billing services.

A further layer of settlements and payments exists between secondary contracts & agreements between other parties to these transactions such as contracts for differences on energy prices

And, yet a further layer of settlement, credits and payments exists between the creditors and banks through which the financial instruments and payments covering these transactions are being made


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
                   Settlements & Clearing Agency Construct &
                              Underlying Concepts


o Overall service design is driven by overarching goal for INDUSTRY-WIDE process integration for physical balancing and financial settlements & clearing. Underlying this concept is the design and deployment of a DIGITAL COMMERCE CLEARINGHOUSE to electronically tag, track and, balance electricity transactions covered by the ISO controlled grid.

o Approach is one to create a DIGITAL COMMERCE MARKETPLACE offering the means for:

     o Setting business-to-business processes, relationships and, transactions to occur electronically

     o    Ensuring seamless integration of current and future business processes

     o "Self healing" analysis and intervention to improve results through modification or refinement of business practices, targeted education and/or training and, other actions.

o Concepts align with creation of a VALUE WEB linking together businesses to: produce efficiencies; ensure collaboration between processes and technology; and, to deliver simplicity to the participants through integration with legacy and 3rd party systems.

o Create a KNOWLEDGE BASED SYSTEM serving as a platform for products & services innovation.


                                                                PEROTSYSTEMS(TM)

                         SETTLEMENTS & CLEARING AGENCY
                              (UNDER DEVELOPMENT)


                               [GRAPHIC OMITTED]





                                                                PEROTSYSTEMS(TM)

                      CALIF SETTLEMENTS & CLEARING AGENCY:

                            FUTURE PROCESS OVERVIEW
                               (WORK-IN-PROGRESS)

                                  FIGURE NO 1




                               [GRAPHIC OMITTED]





                                                                PEROTSYSTEMS(TM)

                      CALIF SETTLEMENTS & CLEARING AGENCY:

                            FUTURE PROCESS OVERVIEW
                               (WORK-IN-PROGRESS)

                                  FIGURE NO 2




                               [GRAPHIC OMITTED]





                                                                PEROTSYSTEMS(TM)